HarborView Mortgage Pass-Through Certificates

Series 2005-6

Preliminary Marketing Materials

$248,091,000 (Approximate)

Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: June 14, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-6

$248,091,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
A-1A	$207,384,000	3.70 / 4.04	1-120 / 1-474	Floater (3)	Senior	[AAA/Aaa]
A-1B	$23,042,000	3.70 / 4.04	1-120/ 1-474	Floater(3)	Senior/Mezz	[AAA/Aaa]
X	Notional	Not Offered Hereby		Variable	Senior	[AAA/Aaa]
A-R	$100			Variable	Senior/Residual	[AAA/Aaa]
B-1	$7,625,000	6.60 / 7.38	1-120 / 1-474	Floater (4)	Subordinate	[AA/Aa2]
B-2	$5,846,000	6.60 / 7.38	1-120 / 1-474	Floater (4)	Subordinate	[A/A2]
B-3	$4,194,000	6.60 / 7.38	1-120 / 1-474	Floater (4)	Subordinate	[BBB/Baa2]
B-4	$3,050,000	Privately Offered Certificates		Variable (5)	Subordinate	[BB/NR]
B-5	$1,779,000				Subordinate	[B/NR]
B-6	$1,273,059				Subordinate	NR/NR
Total:	$ 254,193,159

(1)

Distributions on the Certificates will be derived from the Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for each of the Class A-1A and Class A-1B Certificates will be equal to the least of (i) Six-Month LIBOR plus the related margin (which margin doubles after the  first possible Optional Call Date), (ii) the Net WAC Cap and (iii) 11.00%.

(4)

For every Distribution Date, the interest rate for each of the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) Six-Month LIBOR plus the related margin (which margin will be multiplied by 1.5 after the first reset date following the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) 11.00%.

(5)

For every Distribution Date, the interest rate for each of the Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC Rate of the Mortgage Loans.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Downey Savings and Loan Association, F.A., Countrywide Home Loans Servicing, LP. and GMAC Mortgage Corporation.

Custodian:

Deutsche Bank National Trust Company.

Trustee:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

June 1, 2005.

Expected Pricing Date:

June 17, 2005.

Closing Date:

On or about June 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2005.

Certificates:

The “Senior Certificates” will consist of the Class A-1A, Class A-1B (the “Class A Certificates”), Class X and the Class A-R Certificates.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates and the Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A and Senior Subordinate Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Class A and Senior Subordinate Certificates for a given Distribution Date will be the period beginning with the 19th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 18th day of the month of such Distribution Date (on an Actual/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Certificates (other than the Class A-R Certificates) will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates, Class X Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates, Class X Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is approximately $254,193,159 (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month or 6 month LIBOR.  Each of the Mortgage Loans has an original term to maturity of 15, 25, 30 or 40 years. A portion of the Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately five or ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [9.35]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.35]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.05]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [2.40]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after June 2015, the Subordinate Certificates will be locked out from receipt of principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Principal Prepayments (%)

July 2005 – June 2015

0% Pro Rata Share

July 2015 – June 2016

30% Pro Rata Share

July 2016 – June 2017

40% Pro Rata Share

July 2017 – June 2018

60% Pro Rata Share

July 2018 – June 2019

80% Pro Rata Share

July 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) Principal Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of Principal Prepayments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of Principal Prepayments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Class A Certificates until its class principal balance has been reduced to zero, provided however, that the Class A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class A-1B Certificates until the principal balance of such class has been reduced to zero.

Carryover Shortfall

Amount:

The Class A and the Senior Subordinate Certificates will each be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the certificate interest rate for such Class without giving effect to the Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount related to the Class A Certificates (pro-rata) and Senior Subordinate Certificates will be paid, in that order and only to the extent of interest otherwise distributable to the Class X Certificates.

Net WAC Cap:

The “Net WAC Cap” for the Mortgage Loans is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount to the Class A Certificates and Senior Subordinate Certificates, as indicated below;

2)

Class A-R Certificate, principal, until its balance is reduced to zero;

3)

Class A-1A and Class A-1B Certificates, pro-rata, until the principal balance thereof has been reduced to zero;

4)

Class A and Senior Subordinate Certificates, to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the Class X Certificates;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.21	4.96	3.70	2.31	1.60
MDUR (yr)	5.72	4.18	3.23	2.10	1.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	158	120	77	55

Class A Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.63	5.37	4.04	2.54	1.75
MDUR (yr)	5.90	4.39	3.43	2.26	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	474	474	474	474	474

Class B-1 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.48	8.80	6.60	4.56	3.44
MDUR (yr)	9.33	7.09	5.57	4.04	3.13
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	158	120	77	55

Class B-1 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.43	9.72	7.38	5.21	4.02
MDUR (yr)	9.71	7.54	6.02	4.48	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	474	474	474	474	474

Class B-2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.48	8.80	6.60	4.56	3.44
MDUR (yr)	9.18	7.00	5.52	4.01	3.11
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	158	120	77	55

Class B-2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.43	9.72	7.38	5.21	4.02
MDUR (yr)	9.54	7.44	5.95	4.45	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	474	474	474	474	474

Class B-3 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.48	8.80	6.60	4.56	3.44
MDUR (yr)	8.74	6.75	5.36	3.92	3.06
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	158	120	77	55

Class B-3 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.43	9.72	7.38	5.21	4.02
MDUR (yr)	9.06	7.14	5.75	4.33	3.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	474	474	474	474	474

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$254,193,159	$42,000	$1,545,373
Average Scheduled Principal Balance	$287,549
Number of Mortgage Loans	884

Weighted Average Gross Coupon	4.481%	3.625%	7.500%
Weighted Average FICO Score (where applicable)	701	620	816
Weighted Average Combined Original LTV	76.97%	12.00%	97.00%

Weighted Average Original Term	378 months	180 months	480 months
Weighted Average Stated Remaining Term	373 months	174 months	480 months
Weighted Average Seasoning	5 months	0 months	14 months

Weighted Average Gross Margin	2.808%	1.375%	3.625%
Weighted Average Minimum Interest Rate	2.872%	2.000%	3.625%
Weighted Average Maximum Interest Rate	11.520%	9.875%	13.500%
Weighted Average Initial Rate Cap (where applicable)	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap (where applicable)	1.000%	1.000%	1.000%
Weighted Average Months to Roll	4 months	1 month	6 months

Maturity Date		Dec. 1, 2019	Jun. 1, 2045
Maximum Zip Code Concentration	1.06%	91915

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	2	$91,577.09	0.04%	4.950%	353	65.94%	659
50,000.01 - 100,000.00	48	4,195,286.64	1.65	4.709	358	71.28	703
100,000.01 - 150,000.00	163	21,104,658.32	8.30	4.682	363	80.48	694
150,000.01 - 200,000.00	152	26,730,838.96	10.52	4.556	368	80.86	698
200,000.01 - 250,000.00	92	20,756,128.98	8.17	4.528	366	79.62	695
250,000.01 - 300,000.00	92	25,292,552.83	9.95	4.475	372	77.75	694
300,000.01 - 350,000.00	81	26,427,637.92	10.40	4.576	381	79.35	698
350,000.01 - 400,000.00	57	21,622,082.95	8.51	4.396	382	79.64	698
400,000.01 - 450,000.00	50	21,473,520.25	8.45	4.379	369	76.10	685
450,000.01 - 500,000.00	47	22,404,584.69	8.81	4.380	376	77.47	705
500,000.01 - 550,000.00	32	16,861,472.56	6.63	4.491	389	77.89	710
550,000.01 - 600,000.00	15	8,715,639.38	3.43	4.327	372	74.54	721
600,000.01 - 650,000.00	30	18,929,460.46	7.45	4.443	376	73.92	711
650,000.01 - 700,000.00	4	2,711,166.70	1.07	3.950	388	75.13	717
700,000.01 - 750,000.00	5	3,632,449.91	1.43	4.060	356	69.65	715
750,000.01 - 800,000.00	4	3,198,889.10	1.26	4.950	353	69.26	679
800,000.01 - 850,000.00	2	1,684,991.18	0.66	4.950	412	49.66	741
850,000.01 - 900,000.00	2	1,735,000.00	0.68	3.950	357	34.71	729
900,000.01 - 950,000.00	2	1,867,600.00	0.73	3.950	359	70.00	760
950,000.01 - 1,000,000.00	2	1,999,999.00	0.79	3.950	357	52.26	777
1,000,000.01+	2	2,757,622.53	1.08	4.929	353	62.20	669
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	410	$124,580,782.30	49.01%	3.948%	370	76.03%	703
4.000 - 4.499	29	7,782,296.17	3.06	4.157	356	74.67	710
4.500 - 4.999	305	92,325,586.45	36.32	4.923	384	77.59	693
5.000 - 5.499	92	19,983,154.00	7.86	5.206	356	79.87	723
5.500 - 5.999	31	6,835,381.40	2.69	5.682	353	78.53	693
6.000 - 6.499	10	1,559,109.14	0.61	6.143	354	82.63	685
6.500 - 6.999	3	396,450.00	0.16	6.651	355	81.40	672
7.000 - 7.499	3	478,399.99	0.19	7.073	355	75.72	680
7.500 - 7.999	1	252,000.00	0.10	7.500	356	70.00	0
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	22	$5,430,105.79	2.14%	4.414%	370	78.95%	622
625-649	120	31,954,025.39	12.57	4.444	382	79.53	638
650-674	168	49,948,939.20	19.65	4.502	376	77.45	663
675-699	169	45,606,579.83	17.94	4.564	373	78.36	687
700-724	135	40,564,024.04	15.96	4.391	373	77.07	711
725-749	105	30,296,367.92	11.92	4.467	364	76.25	736
750-774	84	27,868,562.48	10.96	4.444	375	77.25	761
775-799	50	15,054,596.84	5.92	4.401	363	67.62	786
800+	12	4,087,155.32	1.61	4.251	378	70.20	807
None	19	3,382,802.64	1.33	5.671	355	76.25	0
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Combined Original LTV (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	30	$10,196,293.72	4.01%	4.262%	359	39.12%	727
50.00- 54.99	15	5,616,559.44	2.21	4.196	356	51.94	716
55.00- 59.99	16	3,569,292.35	1.40	4.479	383	57.84	711
60.00- 64.99	21	6,738,693.47	2.65	4.627	364	61.77	697
65.00- 69.99	36	12,226,476.20	4.81	4.339	366	67.56	705
70.00- 74.99	88	29,833,638.62	11.74	4.489	361	72.03	698
75.00- 79.99	197	55,905,549.00	21.99	4.504	374	77.26	699
80.00	230	74,178,700.35	29.18	4.509	376	80.00	709
80.01- 84.99	29	7,093,507.53	2.79	4.382	365	83.22	690
85.00- 89.99	80	18,547,930.81	7.30	4.464	385	88.24	687
90.00- 94.99	99	20,796,035.51	8.18	4.518	372	90.71	681
95.00- 99.99	43	9,490,482.45	3.73	4.614	404	95.74	686
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	1	$149,993.37	0.06%	4.950%	174	89.35%	650
300	1	206,500.00	0.08	3.950	299	70.00	713
360	769	216,382,883.08	85.13	4.462	356	76.24	702
480	113	37,453,783.00	14.73	4.590	474	81.15	691
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	1	$149,993.37	0.06%	4.950%	174	89.35%	650
241-300	1	206,500.00	0.08	3.950	299	70.00	713
301-360	769	216,382,883.08	85.13	4.462	356	76.24	702
361+	113	37,453,783.00	14.73	4.590	474	81.15	691
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	78	$22,325,841.24	8.78%	4.276%	359	71.11%	724
20.01 -25.00	141	41,937,351.73	16.50	4.301	365	74.60	704
25.01 -30.00	229	72,370,994.48	28.47	4.290	369	76.61	697
30.01 -35.00	225	65,762,837.46	25.87	4.550	382	79.36	695
35.01 -40.00	101	26,508,091.27	10.43	4.713	397	79.56	689
40.01 -45.00	49	13,004,305.27	5.12	4.866	367	76.04	705
45.01 -50.00	17	4,121,471.67	1.62	4.947	355	76.38	717
60.01+	1	200,000.00	0.08	7.000	356	80.00	680
None	43	7,962,266.33	3.13	5.472	355	82.36	726
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MO LIBOR IO	103	$18,640,252.72	7.33%	5.246%	355	81.39%	721
6 MO LIBOR	28	10,444,650.95	4.11	4.575	369	71.59	692
6 MO LIBOR IO	753	225,108,255.78	88.56	4.413	375	76.85	699
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	856	$243,748,508.50	95.89%	4.477%	373	77.20%	701
Not Interest Only	28	10,444,650.95	4.11	4.575	369	71.59	692
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	255	$80,907,295.56	31.83%	4.551%	361	75.41%	709
12	198	69,655,265.23	27.40	4.408	377	74.42	703
24	8	2,884,618.89	1.13	4.408	414	76.62	687
36	423	100,745,979.77	39.63	4.478	379	79.98	693
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	244	$53,505,283.63	21.05%	4.492%	378	82.59%	698
Express Documentation	52	13,382,337.48	5.26	4.205	364	68.57	718
Full Documentation	74	24,288,940.39	9.56	4.653	383	78.73	688
Lite Documentation	400	137,650,226.64	54.15	4.341	373	74.79	699
No Documentation	3	810,250.00	0.32	4.808	355	62.59	746
No Ratio	5	903,436.33	0.36	5.703	354	80.26	721
Reduced Documentation	34	6,117,530.00	2.41	5.525	355	85.44	725
Stated Documentation	72	17,535,154.98	6.90	5.079	356	78.37	719
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	367	$101,889,031.67	40.08%	4.398%	372	73.90%	694
Purchase	314	97,392,679.82	38.31	4.598	370	79.64	715
Rate/Term Refinance	203	54,911,447.96	21.60	4.427	381	77.91	688
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	99	$28,004,315.37	11.02%	4.437%	375	77.42%	708
Planned Unit Development	210	51,686,402.05	20.33	4.587	372	79.61	699
Single Family	484	146,221,551.20	57.52	4.477	373	75.93	700
Two-to-Four Family	91	28,280,890.83	11.13	4.351	373	77.02	702
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	58	$11,027,488.79	4.34%	4.894%	356	73.81%	724
Primary	789	235,105,055.76	92.49	4.440	374	77.20	699
Second Home	37	8,060,614.90	3.17	5.124	354	74.54	723
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	245	$41,086,679.26	16.16%	4.370%	368	81.93%	688
California	423	169,091,410.56	66.52	4.384	378	74.86	702
Colorado	8	1,643,362.68	0.65	4.579	366	81.03	698
Florida	29	6,382,501.83	2.51	5.421	355	77.02	714
Georgia	138	24,449,278.62	9.62	5.081	355	81.54	716
Idaho	1	123,900.00	0.05	4.375	355	79.99	685
Illinois	11	2,195,295.68	0.86	4.223	367	81.24	691
Indiana	1	182,999.95	0.07	4.950	354	96.98	683
Michigan	1	231,999.99	0.09	4.000	355	80.00	762
Nevada	5	1,334,954.10	0.53	4.192	389	76.23	714
New Jersey	3	936,650.00	0.37	3.950	396	90.75	667
New York	6	1,877,300.68	0.74	4.542	369	86.39	672
Oregon	2	349,399.96	0.14	3.950	355	80.88	645
Pennsylvania	1	212,000.00	0.08	3.950	355	84.80	714
Rhode Island	2	427,092.71	0.17	4.371	407	91.30	668
South Carolina	1	1,545,372.57	0.61	5.500	351	60.00	673
Virginia	2	443,736.40	0.17	3.921	355	74.01	746
Washington	5	1,679,224.46	0.66	4.827	376	81.85	703
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	$105,600.00	0.04%	4.500%	357	80.00%	691
1.500 - 1.999	38	7,852,373.32	3.09	4.567	355	76.50	723
2.000 - 2.499	129	29,796,159.65	11.72	4.924	356	78.38	723
2.500 - 2.999	313	116,079,373.53	45.67	4.391	373	74.62	708
3.000 - 3.499	398	99,532,402.96	39.16	4.427	380	79.35	684
3.500 - 3.999	5	827,249.99	0.33	6.952	355	72.68	0
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	96	$23,783,237.06	9.36%	4.986%	356	78.06%	725
2.500 - 2.999	304	114,415,895.48	45.01	4.374	373	74.59	708
3.000 - 3.499	479	115,166,776.92	45.31	4.465	377	79.13	688
3.500 - 3.999	5	827,249.99	0.33	6.952	355	72.68	0
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	$436,000.00	0.17%	3.875%	356	80.00%	685
10.000 -10.499	9	2,683,974.91	1.06	4.217	356	72.02	718
10.500 -10.999	14	4,702,662.26	1.85	4.696	356	72.76	733
11.000 -11.499	34	10,129,763.88	3.99	5.345	355	75.77	714
11.500 -11.999	671	206,966,015.05	81.42	4.352	377	76.73	697
12.000 -12.499	147	27,727,961.16	10.91	5.035	355	79.91	717
12.500 -12.999	4	700,600.00	0.28	5.984	355	85.70	717
13.000 -13.499	3	594,182.19	0.23	5.750	356	87.59	712
13.500 -13.999	1	252,000.00	0.10	7.500	356	70.00	0
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	58	$10,814,193.73	4.25%	5.393%	355	82.86%	715
1.000	826	243,378,965.72	95.75	4.441	374	76.70	700
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
NA	58	$10,814,193.73	4.25%	5.393%	355	82.86%	715
1.000	826	243,378,965.72	95.75	4.441	374	76.70	700
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/05	240	$59,210,656.84	23.29%	4.446%	362	77.87%	703
08/01/05	105	30,836,064.16	12.13	4.214	372	76.11	710
09/01/05	104	32,565,543.98	12.81	4.445	388	77.52	698
10/01/05	108	33,098,242.13	13.02	4.256	392	76.68	700
11/01/05	147	47,741,736.33	18.78	4.502	375	75.80	702
12/01/05	180	50,740,916.01	19.96	4.835	363	77.36	693
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
COUNTRYWIDE	1	$304,958.70	0.12%	5.375%	346	68.08%	633
DOWNEY	669	206,474,856.45	81.23	4.349	377	76.71	697
GMAC	214	47,413,344.30	18.65	5.053	355	78.12	717
Total	884	$254,193,159.45	100.00%	4.481%	373	76.97%	701

Harborview 2005-6
10 Yr IO Loans

		Minimum	Maximum
Scheduled Principal Balance	$43,019,803	$69,224	$649,999
Average Scheduled Principal Balance	$209,853
Number of Mortgage Loans	205

Weighted Average Gross Coupon	5.048%	3.625%	7.500%
Weighted Average FICO Score	721	633	804
Weighted Average Combined Original LTV	79.36%	46.96%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	355 months	346 months	357 months
Weighted Average Seasoning	5 months	3 months	14 months

Weighted Average Gross Margin	2.188%	1.375%	3.625%
Weighted Average Minimum Interest Rate	2.570%	2.000%	3.625%
Weighted Average Maximum Interest Rate	11.675%	9.875%	13.500%
Weighted Average Initial Rate Cap	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	2 months	1 months	6 months

Maturity Date		Apr 1 2034	Mar 1 2035
Maximum Zip Code Concentration	4.29%	33897

Harborview 2005-6

10 Yr IO Loans
Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	17	1,453,846.78	3.38%	5.359	355	76.54	715
100,000.01 - 150,000.00	64	8,381,218.02	19.48%	5.179	355	80.06	717
150,000.01 - 200,000.00	48	8,423,974.28	19.58%	5.193	355	82.74	716
200,000.01 - 250,000.00	27	6,169,020.47	14.34%	5.115	355	80.60	726
250,000.01 - 300,000.00	14	3,777,645.67	8.78%	5.055	356	79.21	725
300,000.01 - 350,000.00	15	4,842,856.71	11.26%	4.943	355	78.04	720
350,000.01 - 400,000.00	3	1,124,000.00	2.61%	5.141	356	84.75	681
400,000.01 - 450,000.00	6	2,572,141.67	5.98%	4.701	355	78.08	716
450,000.01 - 500,000.00	2	955,000.00	2.22%	4.060	356	72.85	716
500,000.01 - 550,000.00	3	1,607,200.00	3.74%	5.043	356	80.00	769
550,000.01 - 600,000.00	1	592,500.00	1.38%	4.625	355	75.00	742
600,000.01 - 650,000.00	5	3,120,399.00	7.25%	4.815	356	71.08	719
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	6	1,623,696.61	3.77%	3.806	356	80.00	712
4.000 - 4.499	27	6,092,127.94	14.16%	4.160	356	78.60	720
4.500 - 4.999	37	9,087,303.39	21.12%	4.733	355	74.62	726
5.000 - 5.499	89	18,590,547.70	43.21%	5.209	356	80.48	725
5.500 - 5.999	29	4,940,167.83	11.48%	5.726	354	84.22	706
6.000 - 6.499	10	1,559,109.14	3.62%	6.143	354	82.63	685
6.500 - 6.999	3	396,450.00	0.92%	6.651	355	81.40	672
7.000 - 7.499	3	478,399.99	1.11%	7.073	355	75.72	680
7.500 - 7.999	1	252,000.00	0.59%	7.500	356	70.00	0
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
625-649	5	914,819.86	2.13%	5.850	352	80.48	640
650-674	19	4,207,747.45	9.78%	4.915	355	79.98	664
675-699	44	9,068,239.61	21.08%	5.034	356	80.39	688
700-724	36	7,218,017.20	16.78%	4.930	355	80.14	713
725-749	36	7,511,125.50	17.46%	4.947	355	79.85	737
750-774	29	6,939,157.08	16.13%	4.989	355	79.41	760
775-799	17	3,892,300.75	9.05%	4.940	356	76.99	789
800+	1	155,200.00	0.36%	4.875	354	80.00	804
None	18	3,113,195.15	7.24%	5.820	355	75.06	0
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	1	610,500.00	1.42%	4.625	355	46.96	670
50.00- 54.99	1	350,000.00	0.81%	4.750	355	51.47	722
55.00- 59.99	2	199,274.72	0.46%	4.750	354	56.53	752
65.00- 69.99	9	2,398,396.74	5.58%	4.833	355	66.98	715
70.00- 74.99	18	3,698,000.90	8.60%	5.687	356	72.50	720
75.00- 79.99	64	12,012,065.41	27.92%	4.997	355	78.76	725
80.00	79	17,741,288.53	41.24%	4.869	356	80.00	729
85.00- 89.99	3	515,947.85	1.20%	5.250	354	89.98	733
90.00- 94.99	15	3,023,428.26	7.03%	5.359	355	92.89	696
95.00- 99.99	13	2,470,900.19	5.74%	5.576	354	95.00	689
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	205	43,019,802.60	100.00%	5.048	355	79.36	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	205	43,019,802.60	100.00%	5.048	355	79.36	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	7	1,061,404.65	2.47%	5.266	355	77.73	752
20.01 -25.00	13	2,805,907.41	6.52%	4.796	355	78.26	719
25.01 -30.00	18	3,335,340.43	7.75%	5.156	356	77.77	736
30.01 -35.00	36	8,527,086.16	19.82%	4.915	355	76.44	726
35.01 -40.00	35	7,088,636.99	16.48%	4.997	355	81.06	708
40.01 -45.00	38	8,940,207.23	20.78%	4.782	356	78.43	710
45.01 -50.00	14	3,098,953.40	7.20%	5.115	355	81.72	727
60.01+	1	200,000.00	0.46%	7.000	356	80.00	680
None	43	7,962,266.33	18.51%	5.472	355	82.36	726
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	205	43,019,802.60	100.00%	5.048	355	79.36	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1 MO LIBOR IO	103	18,640,252.72	43.33%	5.246	355	81.39	721
6 MO LIBOR IO	102	24,379,549.88	56.67%	4.896	355	77.81	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	205	43,019,802.60	100.00%	5.048	355	79.36	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	142	31,366,557.34	72.91%	4.902	355	78.87	720
Prepay Penalty: 12 months	29	4,213,134.76	9.79%	5.477	354	84.65	707
Prepay Penalty: 36 months	34	7,440,110.50	17.29%	5.418	355	78.42	734
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	205	43,019,802.60	100.00%	5.048	355	79.36	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	84	15,945,547.44	37.07%	4.814	355	78.68	714
Full Documentation	12	3,353,730.04	7.80%	5.066	355	76.65	716
No Documentation	3	810,250.00	1.88%	4.808	355	62.59	746
No Ratio	5	903,436.33	2.10%	5.703	354	80.26	721
Reduced Documentation	34	6,117,530.00	14.22%	5.525	355	85.44	725
Stated Documentation	67	15,889,308.79	36.93%	5.069	356	79.08	724
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	48	9,681,606.84	22.51%	4.916	355	74.53	709
Purchase	148	31,410,757.30	73.01%	5.073	355	81.02	727
Rate/Term Refinance	9	1,927,438.46	4.48%	5.296	354	76.53	690
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	31	6,924,841.27	16.10%	4.915	355	77.82	718
Planned Unit Development	77	15,649,091.75	36.38%	5.179	355	81.66	718
Single Family	95	20,064,413.66	46.64%	4.988	355	78.01	722
Two-to-Four Family	2	381,455.92	0.89%	5.250	355	83.82	751
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	38	7,534,266.35	17.51%	5.112	356	77.36	726
Primary	137	29,210,490.53	67.90%	4.952	355	80.26	719
Second Home	30	6,275,045.72	14.59%	5.415	355	77.56	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	5	1,057,699.21	2.46%	5.019	356	77.16	704
California	25	9,458,716.45	21.99%	4.830	356	75.82	733
Colorado	3	646,399.83	1.50%	4.722	356	80.00	713
Florida	29	6,382,501.83	14.84%	5.421	355	77.02	714
Georgia	138	24,449,278.62	56.83%	5.081	355	81.54	716
Idaho	1	123,900.00	0.29%	4.375	355	79.99	685
Michigan	1	231,999.99	0.54%	4.000	355	80.00	762
Nevada	1	243,750.00	0.57%	4.500	355	65.00	783
Virginia	1	174,400.00	0.41%	3.875	356	80.00	798
Washington	1	251,156.67	0.58%	4.125	356	80.00	750
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	1	105,600.00	0.25%	4.500	357	80.00	691
1.500 - 1.999	38	7,852,373.32	18.25%	4.567	355	76.50	723
2.000 - 2.499	123	27,900,972.82	64.86%	4.948	356	79.33	724
2.500 - 2.999	36	6,006,606.47	13.96%	5.815	354	84.06	700
3.000 - 3.499	2	327,000.00	0.76%	6.383	355	81.19	701
3.500 - 3.999	5	827,249.99	1.92%	6.952	355	72.68	0
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	90	21,888,050.23	50.88%	5.021	356	79.24	726
2.500 - 2.999	27	4,343,128.42	10.10%	5.933	354	86.85	698
3.000 - 3.499	83	15,961,373.96	37.10%	4.744	355	77.83	720
3.500 - 3.999	5	827,249.99	1.92%	6.952	355	72.68	0
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	436,000.00	1.01%	3.875	356	80.00	685
10.000 -10.499	8	2,206,056.64	5.13%	4.264	356	76.99	721
10.500 -10.999	10	3,769,900.00	8.76%	4.691	356	73.08	743
11.000 -11.499	30	7,191,785.01	16.72%	5.346	355	79.94	725
11.500 -11.999	1	141,317.60	0.33%	5.750	355	95.00	729
12.000 -12.499	147	27,727,961.16	64.45%	5.035	355	79.91	717
12.500 -12.999	4	700,600.00	1.63%	5.984	355	85.70	717
13.000 -13.499	3	594,182.19	1.38%	5.750	356	87.59	712
13.500 -13.999	1	252,000.00	0.59%	7.500	356	70.00	0
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	58	10,814,193.73	25.14%	5.393	355	82.86	715
1.000	147	32,205,608.87	74.86%	4.932	355	78.19	723
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	58	10,814,193.73	25.14%	5.393	355	82.86	715
1.000	147	32,205,608.87	74.86%	4.932	355	78.19	723
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/05	128	25,336,875.17	58.90%	5.092	355	80.23	723
08/01/05	35	8,074,597.08	18.77%	4.741	356	78.01	717
09/01/05	14	4,649,682.77	10.81%	4.760	357	76.78	724
10/01/05	4	698,919.00	1.62%	5.727	349	77.75	668
11/01/05	2	298,249.02	0.69%	5.224	353	79.11	752
12/01/05	22	3,961,479.56	9.21%	5.592	354	79.89	708
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
BANC MORTGAGE	168	30,933,221.74	71.90%	5.133	355	80.72	717
COUNTRYWIDE	1	304,958.70	0.71%	5.375	346	68.08	633
RES MORTGAGE CAPITAL	6	3,067,286.16	7.13%	5.031	357	75.28	732
SIERRA PACIFIC	30	8,714,336.00	20.26%	4.738	356	76.36	730
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
COUNTRYWIDE	1	304,958.70	0.71%	5.375	346	68.08	633
GMAC	204	42,714,843.90	99.29%	5.045	355	79.44	721
Total	205	43,019,802.60	100.00%	5.048	355	79.36	721

Harborview 2005-6
5 Yr IO Loans

		Minimum	Maximum
Scheduled Principal Balance	$200,728,706	$42,000	$1,212,250
Average Scheduled Principal Balance	$308,339
Number of Mortgage Loans	651

Weighted Average Gross Coupon	4.355%	3.950%	5.875%
Weighted Average FICO Score	697	620	816
Weighted Average Combined Original LTV	76.73%	12.00%	97.00%

Weighted Average Original Term	381 months	180 months	480 months
Weighted Average Stated Remaining Term	377 months	174 months	480 months
Weighted Average Seasoning	5 months	0 months	10 months

Weighted Average Gross Margin	2.943%	2.400%	3.450%
Weighted Average Minimum Interest Rate	2.943%	2.400%	3.450%
Weighted Average Maximum Interest Rate	11.498%	10.750%	11.875%
Weighted Average Initial Rate Cap	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	4 months	1 months	6 months

Maturity Date		Dec 1 2019	Jun 1 2045
Maximum Zip Code Concentration	1.34%	91915

Harborview 2005-6

5 Yr IO Loans
Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	2	91,577.09	0.05%	4.950	353	65.94	659
50,000.01 - 100,000.00	30	2,641,731.08	1.32%	4.379	360	69.99	698
100,000.01 - 150,000.00	94	12,029,696.66	5.99%	4.346	367	81.54	680
150,000.01 - 200,000.00	102	17,920,409.27	8.93%	4.270	374	80.14	691
200,000.01 - 250,000.00	62	13,888,451.23	6.92%	4.285	370	79.54	682
250,000.01 - 300,000.00	75	20,678,653.71	10.30%	4.377	376	77.32	688
300,000.01 - 350,000.00	64	20,922,165.07	10.42%	4.480	388	79.83	693
350,000.01 - 400,000.00	52	19,766,086.03	9.85%	4.352	383	79.20	699
400,000.01 - 450,000.00	42	18,049,561.56	8.99%	4.307	369	75.69	682
450,000.01 - 500,000.00	42	20,017,327.86	9.97%	4.425	378	78.73	707
500,000.01 - 550,000.00	29	15,254,272.56	7.60%	4.433	392	77.67	704
550,000.01 - 600,000.00	14	8,123,139.38	4.05%	4.305	373	74.50	720
600,000.01 - 650,000.00	21	13,303,288.55	6.63%	4.344	384	74.20	707
650,000.01 - 700,000.00	4	2,711,166.70	1.35%	3.950	388	75.13	717
700,000.01 - 750,000.00	5	3,632,449.91	1.81%	4.060	356	69.65	715
750,000.01 - 800,000.00	4	3,198,889.10	1.59%	4.950	353	69.26	679
800,000.01 - 850,000.00	2	1,684,991.18	0.84%	4.950	412	49.66	741
850,000.01 - 900,000.00	2	1,735,000.00	0.86%	3.950	357	34.71	729
900,000.01 - 950,000.00	2	1,867,600.00	0.93%	3.950	359	70.00	760
950,000.01 - 1,000,000.00	2	1,999,999.00	1.00%	3.950	357	52.26	777
1,000,000.01+	1	1,212,249.96	0.60%	4.200	355	65.00	665
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	390	118,671,138.89	59.12%	3.950	370	76.07	703
4.000 - 4.499	1	1,212,249.96	0.60%	4.200	355	65.00	665
4.500 - 4.999	258	79,893,476.05	39.80%	4.945	387	77.93	689
5.000 - 5.499	1	602,000.00	0.30%	5.250	357	70.00	667
5.500 - 5.999	1	349,841.00	0.17%	5.875	357	80.00	639
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	20	4,849,610.85	2.42%	4.469	372	79.34	621
625-649	112	29,987,388.51	14.94%	4.390	382	79.63	638
650-674	144	43,555,988.36	21.70%	4.431	379	77.87	662
675-699	118	34,061,356.18	16.97%	4.435	377	78.10	687
700-724	95	31,728,137.43	15.81%	4.281	378	76.78	712
725-749	65	20,953,151.70	10.44%	4.288	366	75.31	735
750-774	54	20,780,000.21	10.35%	4.261	381	76.64	762
775-799	32	10,881,117.34	5.42%	4.220	366	64.04	786
800+	11	3,931,955.32	1.96%	4.226	379	69.81	807
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	26	8,881,714.72	4.42%	4.259	360	38.43	734
50.00- 54.99	14	5,266,559.44	2.62%	4.159	357	51.97	716
55.00- 59.99	13	3,120,878.57	1.55%	4.504	378	58.00	707
60.00- 64.99	18	4,843,915.71	2.41%	4.380	369	62.26	706
65.00- 69.99	26	9,328,079.46	4.65%	4.232	369	67.68	702
70.00- 74.99	66	24,078,567.70	12.00%	4.305	363	71.91	696
75.00- 79.99	127	41,447,723.99	20.65%	4.357	378	76.79	692
80.00	146	54,991,050.67	27.40%	4.383	382	80.00	703
80.01- 84.99	28	6,882,746.38	3.43%	4.396	365	83.22	691
85.00- 89.99	76	17,751,543.62	8.84%	4.464	388	88.24	685
90.00- 94.99	81	17,116,343.38	8.53%	4.376	373	90.36	679
95.00- 99.99	30	7,019,582.26	3.50%	4.276	421	96.00	686
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	1	149,993.37	0.07%	4.950	174	89.35	650
300	1	206,500.00	0.10%	3.950	299	70.00	713
360	540	164,114,840.66	81.76%	4.304	356	75.71	698
480	109	36,257,371.87	18.06%	4.585	474	81.36	692
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	1	149,993.37	0.07%	4.950	174	89.35	650
241-300	1	206,500.00	0.10%	3.950	299	70.00	713
301-360	540	164,114,840.66	81.76%	4.304	356	75.71	698
361+	109	36,257,371.87	18.06%	4.585	474	81.36	692
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	66	19,576,993.95	9.75%	4.214	359	70.87	723
20.01 -25.00	127	38,796,413.68	19.33%	4.260	365	74.35	703
25.01 -30.00	208	68,448,049.14	34.10%	4.248	369	76.68	696
30.01 -35.00	181	54,422,117.19	27.11%	4.510	387	79.85	689
35.01 -40.00	59	16,995,594.53	8.47%	4.611	416	79.30	683
40.01 -45.00	8	1,944,937.41	0.97%	4.721	438	76.99	727
45.01 -50.00	2	544,600.00	0.27%	4.819	357	70.00	677
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6 MO LIBOR IO	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	102	44,780,752.33	22.31%	4.280	365	73.90	704
Prepay Penalty: 12 months	162	62,371,004.68	31.07%	4.330	377	73.67	703
Prepay Penalty: 24 months	8	2,884,618.89	1.44%	4.408	414	76.62	687
Prepay Penalty: 36 months	379	90,692,330.00	45.18%	4.407	381	80.24	690
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	157	36,892,640.47	18.38%	4.362	388	84.18	692
Express Documentation	52	13,382,337.48	6.67%	4.205	364	68.57	718
Full Documentation	54	16,981,253.06	8.46%	4.504	392	81.68	683
Lite Documentation	384	131,976,033.89	65.75%	4.339	373	74.89	699
Stated Documentation	4	1,496,441.00	0.75%	5.239	357	72.34	664
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	301	86,892,057.08	43.29%	4.335	373	73.75	693
Purchase	161	63,291,501.92	31.53%	4.343	377	79.67	711
Rate/Term Refinance	189	50,545,146.90	25.18%	4.404	383	78.18	688
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	66	20,698,586.57	10.31%	4.286	382	77.54	704
Planned Unit Development	132	35,406,903.55	17.64%	4.319	379	78.70	692
Single Family	367	118,013,150.07	58.79%	4.380	376	75.88	696
Two-to-Four Family	86	26,610,065.71	13.26%	4.345	374	77.24	703
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	18	3,244,108.47	1.62%	4.435	355	67.42	721
Primary	626	195,699,028.25	97.49%	4.356	378	77.00	697
Second Home	7	1,785,569.18	0.89%	4.104	350	63.94	726
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	237	39,521,161.12	19.69%	4.350	369	82.05	688
California	377	151,824,798.72	75.64%	4.356	379	74.87	700
Colorado	4	848,138.21	0.42%	4.404	355	82.00	689
Illinois	10	2,095,586.90	1.04%	4.236	367	83.73	693
Indiana	1	182,999.95	0.09%	4.950	354	96.98	683
Nevada	4	1,091,204.10	0.54%	4.123	396	78.74	699
New Jersey	3	936,650.00	0.47%	3.950	396	90.75	667
New York	5	1,542,270.04	0.77%	4.453	372	89.39	671
Oregon	2	349,399.96	0.17%	3.950	355	80.88	645
Pennsylvania	1	212,000.00	0.11%	3.950	355	84.80	714
Rhode Island	2	427,092.71	0.21%	4.371	407	91.30	668
Virginia	1	269,336.40	0.13%	3.950	355	70.13	713
Washington	4	1,428,067.79	0.71%	4.950	379	82.18	694
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	238,500.00	0.12%	3.950	360	51.85	688
2.500 - 2.999	264	103,898,342.21	51.76%	4.291	374	74.27	709
3.000 - 3.499	386	96,591,863.69	48.12%	4.425	380	79.45	684
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	1	238,500.00	0.12%	3.950	360	51.85	688
2.500 - 2.999	264	103,898,342.21	51.76%	4.291	374	74.27	709
3.000 - 3.499	386	96,591,863.69	48.12%	4.425	380	79.45	684
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.500 -10.999	2	544,600.00	0.27%	4.819	357	70.00	677
11.000 -11.499	1	602,000.00	0.30%	5.250	357	70.00	667
11.500 -11.999	648	199,582,105.90	99.43%	4.351	377	76.77	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	651	200,728,705.90	100.00%	4.355	377	76.73	697
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/05	107	33,018,367.65	16.45%	3.959	366	76.35	688
08/01/05	66	21,474,452.11	10.70%	3.999	376	75.98	708
09/01/05	84	24,777,931.89	12.34%	4.305	396	79.04	693
10/01/05	100	30,713,227.81	15.30%	4.240	395	76.44	701
11/01/05	139	45,127,906.13	22.48%	4.492	376	75.73	703
12/01/05	155	45,616,820.31	22.73%	4.777	364	77.29	692
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
DOWNEY	647	199,232,264.90	99.25%	4.348	377	76.76	697
RES MORTGAGE CAPITAL	4	1,496,441.00	0.75%	5.239	357	72.34	664
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
DOWNEY	647	199,232,264.90	99.25%	4.348	377	76.76	697
GMAC	4	1,496,441.00	0.75%	5.239	357	72.34	664
Total	651	200,728,705.90	100.00%	4.355	377	76.73	697

Harborview 2005-6
40 Yr Loans

		Minimum	Maximum
Scheduled Principal Balance	$37,453,783	$98,936	$834,991
Average Scheduled Principal Balance	$331,449
Number of Mortgage Loans	113

Weighted Average Gross Coupon	4.590%	3.950%	4.950%
Weighted Average FICO Score	691	620	813
Weighted Average Combined Original LTV	81.15%	48.63%	97.00%

Weighted Average Original Term	480 months	480 months	480 months
Weighted Average Stated Remaining Term	474 months	470 months	480 months
Weighted Average Seasoning	6 months	0 months	10 months

Weighted Average Gross Margin	2.944%	2.500%	3.300%
Weighted Average Minimum Interest Rate	2.944%	2.500%	3.300%
Weighted Average Maximum Interest Rate	11.500%	11.500%	11.500%
Weighted Average Initial Rate Cap	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	4 months	1 months	6 months

Maturity Date		Aug 1 2044	Jun 1 2045
Maximum Zip Code Concentration	3.04%	91915

Harborview 2005-6

40 Yr Loans

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	1	98,936.22	0.26%	3.950	478	90.00	653
100,000.01 - 150,000.00	12	1,530,057.71	4.09%	4.404	475	85.56	679
150,000.01 - 200,000.00	15	2,643,554.20	7.06%	4.472	474	86.82	691
200,000.01 - 250,000.00	9	1,993,823.99	5.32%	4.388	475	81.75	692
250,000.01 - 300,000.00	13	3,530,203.81	9.43%	4.702	473	84.47	691
300,000.01 - 350,000.00	18	5,819,697.85	15.54%	4.670	473	87.62	681
350,000.01 - 400,000.00	13	4,872,215.87	13.01%	4.489	475	78.99	698
400,000.01 - 450,000.00	6	2,545,184.41	6.80%	4.788	472	82.00	675
450,000.01 - 500,000.00	8	3,809,442.78	10.17%	4.577	474	78.50	715
500,000.01 - 550,000.00	9	4,741,396.49	12.66%	4.732	473	78.88	688
550,000.01 - 600,000.00	2	1,165,839.48	3.11%	4.454	474	75.47	718
600,000.01 - 650,000.00	5	3,189,769.01	8.52%	4.546	474	72.69	672
650,000.01 - 700,000.00	1	678,670.00	1.81%	3.950	479	80.00	768
800,000.01 - 850,000.00	1	834,991.18	2.23%	4.950	473	69.58	685
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
3.500 - 3.999	44	13,480,863.79	35.99%	3.950	477	82.25	704
4.500 - 4.999	69	23,972,919.21	64.01%	4.950	472	80.53	684
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	3	676,400.00	1.81%	4.673	473	84.41	621
625-649	21	7,134,461.04	19.05%	4.616	474	80.39	639
650-674	27	8,991,299.78	24.01%	4.710	473	82.89	663
675-699	22	6,731,728.04	17.97%	4.895	473	81.07	689
700-724	17	5,822,915.09	15.55%	4.194	476	79.09	711
725-749	6	2,097,083.10	5.60%	4.352	474	78.00	737
750-774	11	4,378,021.89	11.69%	4.502	474	82.57	763
775-799	4	873,874.10	2.33%	4.508	473	82.63	785
800+	2	747,999.96	2.00%	4.431	477	80.00	811
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	1	266,000.00	0.71%	4.950	471	48.63	712
55.00- 59.99	2	855,729.48	2.28%	4.659	473	57.56	669
60.00- 64.99	2	572,399.98	1.53%	4.623	473	61.22	690
65.00- 69.99	2	1,024,900.04	2.74%	4.950	473	69.04	685
70.00- 74.99	3	1,452,091.77	3.88%	4.606	474	72.04	685
75.00- 79.99	21	8,688,529.11	23.20%	4.573	474	77.02	686
80.00	31	12,532,844.81	33.46%	4.572	474	80.00	706
80.01- 84.99	2	574,695.05	1.53%	4.645	472	82.20	687
85.00- 89.99	21	4,815,096.65	12.86%	4.715	473	88.13	687
90.00- 94.99	12	2,796,743.76	7.47%	4.486	475	90.00	666
95.00- 99.99	16	3,874,752.35	10.35%	4.455	474	95.91	685
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
480	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
361+	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	2	467,514.96	1.25%	4.950	471	79.32	678
20.01 -25.00	9	3,126,034.77	8.35%	4.438	474	79.96	700
25.01 -30.00	22	8,124,236.71	21.69%	4.345	475	79.87	709
30.01 -35.00	46	14,922,462.58	39.84%	4.694	473	81.28	681
35.01 -40.00	30	9,441,390.15	25.21%	4.654	473	82.54	685
40.01 -45.00	4	1,372,143.83	3.66%	4.688	473	81.02	728
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
6 MO LIBOR	4	1,196,411.13	3.19%	4.742	472	74.67	685
6 MO LIBOR IO	109	36,257,371.87	96.81%	4.585	474	81.36	692
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Interest Only	109	36,257,371.87	96.81%	4.585	474	81.36	692
Not Interest Only	4	1,196,411.13	3.19%	4.742	472	74.67	685
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	8	3,423,525.56	9.14%	4.443	475	79.63	685
Prepay Penalty: 12 months	32	12,649,028.56	33.77%	4.581	473	77.06	693
Prepay Penalty: 24 months	4	1,408,410.00	3.76%	4.457	475	86.55	696
Prepay Penalty: 36 months	69	19,972,818.88	53.33%	4.631	474	83.62	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	42	10,261,074.09	27.40%	4.549	474	86.64	689
Express Documentation	2	761,750.00	2.03%	4.559	475	78.05	742
Full Documentation	16	5,716,450.25	15.26%	4.686	473	82.38	674
Lite Documentation	53	20,714,508.66	55.31%	4.585	474	78.20	695
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	47	14,277,596.51	38.12%	4.645	473	79.05	675
Purchase	30	11,428,498.59	30.51%	4.447	475	84.73	716
Rate/Term Refinance	36	11,747,687.90	31.37%	4.662	474	80.22	687
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	14	4,418,526.86	11.80%	4.399	476	85.97	698
Planned Unit Development	21	7,001,497.17	18.69%	4.508	475	79.36	694
Single Family	65	21,793,599.05	58.19%	4.646	473	80.70	691
Two-to-Four Family	13	4,240,159.92	11.32%	4.639	474	81.38	683
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Primary	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	27	4,473,943.19	11.95%	4.584	474	90.33	684
California	79	31,270,663.60	83.49%	4.599	474	79.64	693
Colorado	1	148,824.64	0.40%	4.950	473	80.00	685
Illinois	1	189,908.86	0.51%	4.950	472	66.67	683
Nevada	1	360,000.00	0.96%	3.950	479	78.26	647
New Jersey	1	303,050.00	0.81%	3.950	476	95.00	751
New York	1	214,500.00	0.57%	3.950	475	89.00	627
Rhode Island	1	179,892.71	0.48%	4.950	473	90.00	697
Washington	1	313,000.00	0.84%	4.950	472	89.94	678
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	43	16,734,215.73	44.68%	4.545	474	78.08	697
3.000 - 3.499	70	20,719,567.27	55.32%	4.626	474	83.63	687
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	43	16,734,215.73	44.68%	4.545	474	78.08	697
3.000 - 3.499	70	20,719,567.27	55.32%	4.626	474	83.63	687
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.500 -11.999	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
07/01/05	12	3,401,241.93	9.08%	3.950	475	80.95	685
08/01/05	13	4,124,132.66	11.01%	4.307	474	81.30	695
09/01/05	25	8,755,685.20	23.38%	4.727	472	81.29	685
10/01/05	29	9,801,724.18	26.17%	4.705	473	80.46	693
11/01/05	23	7,793,372.21	20.81%	4.645	475	80.49	699
12/01/05	11	3,577,626.82	9.55%	4.753	475	84.15	688
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
DOWNEY	113	37,453,783.00	100.00%	4.590	474	81.15	691
Total	113	37,453,783.00	100.00%	4.590	474	81.15	691

Z_HV0506_MKT - 20 CPR Call (Y)

LIBOR_6MO=20
20 CPR
Call (Y)
		Group 1
Period	Date	Available Funds Cap
0	30-Jun-05
1	19-Jul-05	NA
2	19-Aug-05	4.238
3	19-Sep-05	4.319
4	19-Oct-05	4.584
5	19-Nov-05	5.341
6	19-Dec-05	5.573
7	19-Jan-06	11.000
8	19-Feb-06	11.000
9	19-Mar-06	11.000
10	19-Apr-06	11.000
11	19-May-06	11.000
12	19-Jun-06	11.000
13	19-Jul-06	11.000
14	19-Aug-06	11.000
15	19-Sep-06	11.000
16	19-Oct-06	11.000
17	19-Nov-06	11.000
18	19-Dec-06	11.000
19	19-Jan-07	11.000
20	19-Feb-07	11.000
21	19-Mar-07	11.000
22	19-Apr-07	11.000
23	19-May-07	11.000
24	19-Jun-07	11.000
25	19-Jul-07	11.000
26	19-Aug-07	11.000
27	19-Sep-07	11.000
28	19-Oct-07	11.000
29	19-Nov-07	11.000
30	19-Dec-07	11.000
31	19-Jan-08	11.000
32	19-Feb-08	11.000
33	19-Mar-08	11.000
34	19-Apr-08	11.000
35	19-May-08	11.000
36	19-Jun-08	11.000
37	19-Jul-08	11.000
38	19-Aug-08	11.000
39	19-Sep-08	11.000
40	19-Oct-08	11.000
41	19-Nov-08	11.000
42	19-Dec-08	11.000
43	19-Jan-09	11.000
44	19-Feb-09	11.000
45	19-Mar-09	11.701
46	19-Apr-09	11.000
47	19-May-09	11.122
48	19-Jun-09	11.000
49	19-Jul-09	11.121
50	19-Aug-09	11.000
51	19-Sep-09	11.000
52	19-Oct-09	11.119
53	19-Nov-09	11.000
54	19-Dec-09	11.118
55	19-Jan-10	11.000
56	19-Feb-10	11.000
57	19-Mar-10	11.800
58	19-Apr-10	11.000
59	19-May-10	11.116
60	19-Jun-10	11.000
61	19-Jul-10	11.115
62	19-Aug-10	11.000
63	19-Sep-10	11.000
64	19-Oct-10	11.113
65	19-Nov-10	11.000
66	19-Dec-10	11.112
67	19-Jan-11	11.000
68	19-Feb-11	11.000
69	19-Mar-11	11.762
70	19-Apr-11	11.000
71	19-May-11	11.110
72	19-Jun-11	11.000
73	19-Jul-11	11.110
74	19-Aug-11	11.000
75	19-Sep-11	11.000
76	19-Oct-11	11.108
77	19-Nov-11	11.000
78	19-Dec-11	11.108
79	19-Jan-12	11.000
80	19-Feb-12	11.000
81	19-Mar-12	11.407
82	19-Apr-12	11.000
83	19-May-12	11.106
84	19-Jun-12	11.000
85	19-Jul-12	11.105
86	19-Aug-12	11.000
87	19-Sep-12	11.000
88	19-Oct-12	11.104
89	19-Nov-12	11.000
90	19-Dec-12	11.103
91	19-Jan-13	11.000
92	19-Feb-13	11.000
93	19-Mar-13	11.697
94	19-Apr-13	11.000
95	19-May-13	11.101
96	19-Jun-13	11.000
97	19-Jul-13	11.101
98	19-Aug-13	11.000
99	19-Sep-13	11.000
100	19-Oct-13	11.100
101	19-Nov-13	11.000
102	19-Dec-13	11.099
103	19-Jan-14	11.000
104	19-Feb-14	11.000
105	19-Mar-14	11.668
106	19-Apr-14	11.000
107	19-May-14	11.097
108	19-Jun-14	11.000
109	19-Jul-14	11.097
110	19-Aug-14	11.000
111	19-Sep-14	11.000
112	19-Oct-14	11.095
113	19-Nov-14	11.000
114	19-Dec-14	11.095
115	19-Jan-15	11.000
116	19-Feb-15	11.000
117	19-Mar-15	11.639
118	19-Apr-15	11.000
119	19-May-15	11.093
120	19-Jun-15	11.000
121	19-Jul-15	11.092
122	19-Aug-15	11.000

H	Pool Data	Data Entry Rules: 1. Only enter data in the fields highlighted in purple. 2. Please enter 0 for blanks. 3. Bucket the data using best fit rules.

Deal Ticker:

Pool Summary		North California
Total Issue Balance (USD)	254,193,159	% of State	42.97
Original Mortgage Pool Balance (USD)	254,449,631	WA FICO	704
Current Mortgage Pool Balance (USD)	254,193,159	- Minimum FICO	622
Total Number of Loans	884	- Maximum FICO	803
Average Loan Balance (USD)	287,549	WA LTV	75.8
1st lien (%age)	100.0%	- Minimum LTV	30.09
2nd lien (%age)	0.0%	- Maximum LTV	97
WA FICO	701	Highest Zip-Code Density (% of State)	1.21
- Minimum FICO	620	Zip-Code with Highest Density	95003
- Maximum FICO	816
WA LTV	77.0%	South California
- Minimum LTV	12.0%	% of State	57.03
- Maximum LTV	97.0%	WA FICO	701
WA DTI	29.3%	Minimum FICO	620
- Minimum DTI	7.5%	Maximum FICO	816
- Maximum DTI	99.4%	WA LTV	74.15
WA Age (Months)	5	Minimum LTV	12
WA Remaining Term (Months)	373	Maximum LTV	97
Aquired Loans	92.84% has been purchased thus far	Highest Zip-Code Density (% of State)	1.59
North California (% of Pool)	28.6%	Zip-Code with Highest Density	91915
South California (% of Pool)	37.9%

Per Annum Fees
Servicer Fees	30.75bps
Cost of Carry

Classification	Total	Check
Mortgage Type	254,193,159	[]
Loan-to-Value	254,193,159	[]
FICO	254,193,159	[]
Purpose	254,193,159	[]
Occupancy	254,193,159	[]
Loan Balance	254,193,159	[]
Property Type	254,193,159	[]
Documentation Type	254,193,159	[]
Fixed Period	254,193,159	[]
Debt-to-Income Ratio	254,193,159	[]
Geographic Distribution	254,193,159	[]

Mortgage Type	WA LTV	WA FICO	Balance
Classic 30yr FRM
Classic 15yr FRM
Classic ARM	77%	701	254,193,159
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature

LTV	WA LTV	WA FICO	Balance
0.01-20.00	17%	722	298,950
20.01-25.00	21%	663	450,000
25.01-30.00	29%	665	99,709
30.01-35.00	32%	781	2,038,000
35.01-40.00	38%	741	2,708,611
40.01-45.00	43%	734	1,395,000
45.01-50.00	48%	706	4,128,523
50.01-55.00	52%	708	4,694,059
55.01-60.00	59%	700	5,414,665
60.01-65.00	63%	703	7,546,621
65.01-70.00	69%	705	18,241,840
70.01-75.00	74%	694	41,129,692
75.01-80.00	80%	707	110,119,531
80.01-85.00	84%	687	8,630,781
85.01-90.00	89%	686	34,329,898
90.01-95.00	95%	679	9,416,628
95.01-100.00	97%	690	3,550,649

FICO	WA LTV	WA FICO	Balance
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540
541 - 560
561 - 580
581 - 600
601 - 620	82%	620	1,586,735
621 - 640	79%	631	23,566,473
641 - 660	79%	652	30,288,985
661 - 680	77%	669	41,928,677
681 - 700	79%	691	38,601,135
701 - 720	77%	711	32,660,464
721 - 740	76%	729	23,670,121
741 - 760	76%	750	25,495,952
761 - 780	78%	770	18,554,913
781 - 800	64%	790	10,369,748
801 - 820	70%	807	4,087,155
> 820
Unknown	76%	-	3,382,803

LTV	MIG%	WA FICO	BalancewithMIG
0.01-20.00
20.01-25.00
25.01-30.00
30.01-35.00
35.01-40.00
40.01-45.00
45.01-50.00
50.01-55.00
55.01-60.00
60.01-65.00
65.01-70.00
70.01-75.00
75.01-80.00
80.01-85.00
85.01-90.00
90.01-95.00
95.01-100.00

Purpose	WA LTV	WA FICO	Balance
Purchase	80%	715	97,392,680
Cash-Out/Refinancing	74%	694	101,889,032
Refinancing	78%	688	54,911,448

Occupancy	WA LTV	WA FICO	Balance
Owner	77%	699	235,105,056
Investment	74%	724	11,027,489
2nd Home	75%	723	8,060,615

Loan Balance	WA LTV	WA FICO	Balance
<$200,000	80%	697	52,122,361
<$400,000	79%	696	94,098,403
<$600,000	77%	702	69,455,217
>$600,000	68%	714	38,517,179

Property Type	WA LTV	WA FICO	Balance
SFR	76%	700	146,221,551
PUD	80%	699	51,686,402
CND	77%	708	28,004,315
2-4 Family	77%	702	28,280,891

Documentation Type	WA LTV	WA FICO	Balance
Full	79%	688	24,288,940
Reduced	85%	725	6,117,530
SISA	78%	719	17,535,155
NISA	74%	701	151,032,564
NINA	63%	746	810,250
NAV
No Ratio	80%	721	903,436
Alt	83%	698	53,505,284

Fixed Period (Months)	WA LTV	WA FICO	Balance
1	81%	721	18,640,253
3
6	77%	699	235,552,907
12
24
36
60
84
>=120

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00
5.01 - 10.00	75%	721	1,745,328
10.01 - 15.00	68%	728	3,354,205
15.01 - 20.00	71%	723	17,226,308
20.01 - 25.00	75%	704	41,937,352
25.01 - 30.00	77%	697	72,370,994
30.01 - 35.00	79%	695	65,762,837
35.01 - 40.00	80%	689	26,508,091
40.01 - 45.00	76%	705	13,004,305
45.01 - 50.00	76%	717	4,121,472
50.01 - 55.00
> 55.00	80%	680	200,000
Unknown	82%	726	7,962,266

Geographic Distribution	WA LTV	WA FICO	Balance
AK
AL
AR
AS
AZ	82%	688	41,086,679
CA	75%	702	169,091,411
CO	81%	698	1,643,363
CT
CZ
DC
DE
FL	77%	714	6,382,502
GA	82%	716	24,449,279
GU
HI
IA
ID	80%	685	123,900
IL	81%	691	2,195,296
IN	97%	683	183,000
KS
KY
LA
MA
MD
ME
MI	80%	762	232,000
MN
MO
MS
MT
NC
ND
NE
NH
NJ	91%	667	936,650
NM
NV	76%	714	1,334,954
NY	86%	672	1,877,301
OH
OK
OR	81%	645	349,400
OT
PA	85%	714	212,000
PR
RI	91%	668	427,093
SC	60%	673	1,545,373
SD
TN
TT
TX
UT
VA	74%	746	443,736
VI
VT
WA	82%	703	1,679,224
WI
WV
WY

Harborview 2005-6
ALL

		Minimum	Maximum
Scheduled Principal Balance	$254,193,159	$42,000	$1,545,373
Average Scheduled Principal Balance	$287,549
Number of Mortgage Loans	884

Weighted Average Gross Coupon	4.481%	3.625%	7.500%
Weighted Average FICO Score	701	620	816
Weighted Average Combined Original LTV	76.97%	12.00%	97.00%

Weighted Average Original Term	378 months	180 months	480 months
Weighted Average Stated Remaining Term	373 months	174 months	480 months
Weighted Average Seasoning	5 months	0 months	14 months

Weighted Average Gross Margin	2.808%	1.375%	3.625%
Weighted Average Minimum Interest Rate	2.872%	2.000%	3.625%
Weighted Average Maximum Interest Rate	11.520%	9.875%	13.500%
Weighted Average Initial Rate Cap	1.000%	1.000%	1.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	4 months	1 month	6 months

Maturity Date		Dec. 1, 2019	Jun. 1, 2045
Maximum Zip Code Concentration	1.06%	91915

Originator	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
BANC MORTGAGE	168	30,933,221.74	12.17%	5.133	355	80.72	717
COUNTRYWIDE	1	304,958.70	0.12%	5.375	346	68.08	633
DOWNEY	669	206,474,856.45	81.23%	4.349	377	76.71	697
MORTGAGE NETWORK	1	1,545,372.57	0.61%	5.500	351	60.00	673
RES MORTGAGE CAPITAL	11	5,211,427.98	2.05%	5.103	357	73.96	715
SIERRA PACIFIC	34	9,723,322.01	3.83%	4.699	356	74.96	726
Total	884	254,193,159.45	100.00%	4.481	373	76.97	701